UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2024
Summit Midstream Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42201	99-3056990
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
910 Louisiana Street, Suite 4200
Houston, TX 77002
(Address of principal executive office) (Zip Code)
(Registrants’ telephone number, including area code): (832) 413-4770
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SMC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On November 29, 2024, Summit Midstream Corporation, a Delaware corporation (the “Company”), held a virtual special meeting of its stockholders via live audio webcast (the “Special Meeting”). As of the close of business on October 24, 2024, the record date for the Special Meeting, there were 10,645,889 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) outstanding. A total of 8,172,057 shares of Common Stock, or approximately 76.7% of the voting power of the shares of Common Stock entitled to vote at the Special Meeting, were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business.
A summary of the matters voted upon at the Special Meeting and the voting results for each such matter are presented below. The proposals related to each such matter are described in greater detail in the Definitive Proxy Statement filed by the Company with the Securities and Exchange Commission on October 31, 2024.
Proposal 1 - The Issuance Proposal
To approve for purposes of complying with Section 312.03 of the New York Stock Exchange Listed Company Manual the issuance of up to 7,471,008 shares of the Company’s Class B common stock, par value $0.01 per share (the “Class B Common Stock”), together with up to 7,471,008 common units representing limited partner interests (the “Common Units”) of Summit Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), to Tall Oak Midstream Holdings, LLC, a Delaware limited liability company (“Tall Oak”) and its designees, and the potential issuance of the underlying shares of Company Common Stock upon the redemption and exchange of the Class B Common Stock and Common Units pursuant to the Business Contribution Agreement, dated as of October 1, 2024, by and among the Company, the Partnership and Tall Oak (the “Issuance Proposal”).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,154,391	5,209	12,457	—
Proposal 2 – The Adjournment Proposal
To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal (the “Adjournment Proposal”).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,016,331	150,216	5,510	—
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Corporation

Dated:	November 29, 2024	/s/ Matthew B. Sicinksi
Matthew B. Sicinski, Senior Vice President and Chief Accounting Officer
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